4Q19 and 2019 Financial Results January 17, 2020 Exhibit 99.2

Forward-looking statements and use of key performance metrics and non-GAAP financial measures This document contains forward-looking statements within the meaning of Private Securities Litigation Reform Act of 1995. Statements regarding potential future share repurchases and future dividends are forward-looking statements. Also, any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “goals,” “targets,” “initiatives,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements are based upon the current beliefs and expectations of management, and on information currently available to management. Our statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. We caution you, therefore, against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. While there is no assurance that any list of risks and uncertainties or risk factors is complete, important factors that could cause actual results to differ materially from those in the forward-looking statements include the following, without limitation: Negative economic and political conditions that adversely affect the general economy, housing prices, the job market, consumer confidence and spending habits which may affect, among other things, the level of nonperforming assets, charge-offs and provision expense; The rate of growth in the economy and employment levels, as well as general business and economic conditions, and changes in the competitive environment; Our ability to implement our business strategy, including the cost savings and efficiency components, and achieve our financial performance goals; Our ability to meet heightened supervisory requirements and expectations; Liabilities and business restrictions resulting from litigation and regulatory investigations; Our capital and liquidity requirements (including under regulatory capital standards, such as the U.S. Basel III capital rules) and our ability to generate capital internally or raise capital on favorable terms; The effect of changes in interest rates on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgages held for sale; Changes in interest rates and market liquidity, as well as the magnitude of such changes, which may reduce interest margins, impact funding sources and affect the ability to originate and distribute financial products in the primary and secondary markets; The effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin; Financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including the Dodd-Frank Act and other legislation and regulation relating to bank products and services; A failure in or breach of our operational or security systems or infrastructure, or those of our third party vendors or other service providers, including as a result of cyber-attacks; and Management’s ability to identify and manage these and other risks. In addition to the above factors, we also caution that the actual amounts and timing of any future common stock dividends or share repurchases will be subject to various factors, including our capital position, financial performance, capital impacts of strategic initiatives, market conditions, and regulatory and accounting considerations, as well as any other factors that our Board of Directors deems relevant in making such a determination. Therefore, there can be no assurance that we will repurchase shares or pay any dividends to holders of our common stock, or as to the amount of any such repurchases or dividends. Further, statements about the estimated impact of CECL are forward-looking statements and are subject to the risk that the actual impact of CECL may differ, possibly materially, from what is reflected in those statements due to, among other things, changes in macroeconomic conditions and any of the other variables discussed on page 15, as well as changes based on continuing review of models and assumptions. More information about factors that could cause actual results to differ materially from those described in the forward-looking statements can be found under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018. Key Performance Metrics and Non-GAAP Financial Measures and Reconciliations Key Performance Metrics: Our Management uses certain key performance metrics (KPMs) to gauge our progress against strategic and operational goals, as well as to compare our performance against peers. The KPMs are referred to in our Registration Statements on Form S-1 and our external financial reports filed with the Securities and Exchange Commission. The KPMs include: Return on average tangible common equity (ROTCE); Efficiency ratio; Operating leverage; and Common equity tier 1 capital ratio. Established targets for the KPMs are based on Management-reporting results which are currently referred to by the Company as “Underlying” results. In historical periods, these results may have been referred to as "Adjusted" or "Adjusted/Underlying" results. We believe that Underlying results, which exclude notable items, provide the best representation of our underlying financial progress toward the KPMs as the results exclude items that our Management does not consider indicative of our on-going financial performance. We have consistently shown investors our KPMs on a Management-reporting basis since our initial public offering in September of 2014. KPMs that reflect Underlying results are considered non-GAAP financial measures. Non-GAAP Financial Measures: This document contains non-GAAP financial measures denoted as Underlying results. In historical periods, these results may have been referred to as Adjusted or Adjusted/Underlying results. Underlying results for any given reporting period exclude certain items that may occur in that period which Management does not consider indicative of the Company’s on-going financial performance. We believe these non-GAAP financial measures provide useful information to investors because they are used by our Management to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe our Underlying results in any given reporting period reflect our on-going financial performance in that period and, accordingly, are useful to consider in addition to our GAAP financial results. We further believe the presentation of Underlying results increases comparability of period-to-period results. The appendix present reconciliations of our non-GAAP measures to the most directly comparable GAAP financial measures. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by such companies. We caution investors not to place undue reliance on such non-GAAP financial measures, but to consider them with the most directly comparable GAAP measures. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for our results reported under GAAP.

4Q19 and Full Year 2019 GAAP financial summary See pages 37-38 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including “Underlying” results. “Underlying” results exclude the impact of notable items described on page 29.

Table of contents page 4Q19 Highlights 5 4Q19 Underlying financial summary 6 2019 Underlying financial summary 7 Net interest income 8 Noninterest income and expense 9-10 Average loans and funding 11-12 Credit quality and capital 13-14 CECL standard implementation 15 Update: TOP 6 Program transformation initiatives 17 Update: Strategic revenue initiatives and key performance drivers 18-19 Underlying FY2019 performance vs. guidance 20 FY2020 Outlook 21 1Q20 Outlook 22 Key Messages 23 Appendix 24

Solid profitability and returns Strong capital, liquidity and funding Strong credit quality Continued progress on strategic growth, efficiency and balance sheet optimization initiatives Overall credit quality remains strong; NPLs of 59 bps of loans improved 4 bps from 63 bps in 3Q19 and improved from 66 bps in 4Q18 NPL coverage ratio of 178% improved from 171% in 3Q19 and 162% in 4Q18 Stable allowance to loans ratio of 1.05% vs. 1.07% in 3Q19 and 1.06% in 4Q18, reflecting continued strong credit quality Generated loan growth of 3% YoY and 1% QoQ(2) Up 4% YoY and 2% QoQ before the impact of loan sales activity tied to our Balance Sheet Optimization initiatives Deposits increased 7% YoY and 1% QoQ Deposit cost discipline continues, up 1 bp YoY; down 12 bps QoQ; interest-bearing deposit costs down 15 bps QoQ Consumer Banking – 8% deposit growth, with demand deposits up 3% YoY; 3% loan growth YoY, up 5% before 2019 loan sale activity; Strong YoY momentum in fee income categories with mortgage banking fees up 45% and wealth fees up 21% Commercial Banking – Loan growth of 3% YoY; record fee income up 25% YoY, reflecting the impact of enhanced capabilities and further diversification, with record capital markets and FX & IRP results Strong execution on TOP Programs; TOP 5 Program achieved ~$125 million YE2019 pre-tax run-rate benefits; substantial work underway on TOP 6 with a target of ~$300-$325 million pre-tax run-rate benefit by YE2021 Continued progress on growing more attractive risk-adjusted return portfolios and optimizing deposit mix 4Q19 highlights Strong capital levels with a CET1 ratio of 10.0%(3) Well positioned LDR of 95.0% at period-end vs. 97.6% a year ago Repurchased $400 million of common shares, and including common dividends returned $558 million to shareholders, up 31% YoY Announced quarterly common dividend increase of 8% to $0.39 per share beginning in 1Q20; 22% increase YoY Underlying net income available to common of $431 million, with EPS of $0.99(1) Results reflect the build out of fee businesses and continued operating discipline in the face of challenging rate environment Underlying ROTCE of 12.5%(1) compares with 14.1% in 4Q18 and 12.6% in 3Q19 given the impact of higher securities valuations from lower long-term rates; TBV/share of $32.08 up 12% YoY and 2% QoQ Revenue of $1.6 billion up 3% YoY and stable QoQ NII down 2% YoY given lower NIM, partially offset by interest-earning asset growth of 4%; stable QoQ NIM of 3.06% down 19 bps YoY; down 6 bps QoQ given rate environment Noninterest income up 17% YoY reflects the benefit of investments in our capabilities, including acquisitions. Stable QoQ despite a $7 million decrease tied to the 3Q19 lease transaction Record results in capital markets and FX & IRP, with strong results in mortgage and wealth Underlying noninterest expense up 5% YoY and relatively stable QoQ. Continue to pair funding of growth investments with strong expense discipline(1) Underlying efficiency ratio of 58.0%(1) compares with 56.7% in 4Q18 and 58.2% in 3Q19 See pages 37-38 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including “Underlying” results. “Underlying” results exclude the impact of notable items described on page 29.

Highlights 4Q19 Underlying financial summary(1) Linked quarter: Underlying net income available to common down slightly, with EPS of $0.99 up 1%; TBV/share up 2% 3Q19 results included the impact of an aircraft lease restructure that increased other noninterest income $7 million, noninterest expense $10 million, and NCOs/provision expense $5 million NII relatively stable as the impact of lower interest-earning asset yields given the challenging rate environment was largely offset by the benefit of loan growth and reduced funding costs Record noninterest income, highlighted by record results in capital markets and FX & IRP and strength in trust and investment services fees, partially offset by a decrease in mortgage banking fees from record 3Q19 levels. Results also reflect a $7 million decrease from third quarter 2019 levels tied to the lease transaction Underlying noninterest expense decreased $5 million, or 1%, from 3Q19 levels that included a $10 million impact from the lease transaction; lower salaries and employee benefits were offset by higher outside services Underlying effective tax rate of 21.5%, excludes a 4.7% notable-item impact largely tied to legacy tax matters Prior-year quarter: Underlying net income available to stockholders decreased 6%, with EPS up 1%, TBV/share up 12% NII decreased 2%, reflecting the challenging rate and yield curve environment, partially offset by the impact of 4% growth in interest-earning assets Record noninterest income up $68 million, or 16%, with strong results in mortgage banking, record results in capital markets and FX & IRP and solid performance in trust and investment services fees Underlying noninterest expense up $43 million, or 5%, reflecting investments in growth initiatives and continued expense discipline See pages 37-38 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including “Underlying” results. “Underlying” results exclude the impact of notable items described on page 29. See page 3 for reported results. $s in millions

Highlights 2019 Underlying financial summary(1) See pages 37-38 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including “Underlying” results. “Underlying” results exclude the impact of notable items described on page 29. See page 3 for reported results. 2019 vs 2018: Underlying net income available to common stockholders up $27 million, or 2%, with EPS of $3.84 up $0.28, or 8% NII up $82 million, reflecting 4% growth in interest-earning assets which offset the impact of lower net interest margin tied to the challenging rate environment Record Underlying noninterest income increased $276 million, or 17% Strength in mortgage banking fees, capital markets fees, foreign exchange and interest rate products and card fees Growth ex-acquisitions of 9% Underlying noninterest expense increased $214 million, or 6% Results reflect higher equipment and software expense, salaries and employee benefits and outside services, driven by the impact of acquisitions, partially offset by lower other operating expense largely tied to a reduction in FDIC insurance Growth ex-acquisitions of 3.6% Underlying efficiency ratio of 58.2% relatively stable despite challenging rate environment Tangible book value per common share was $32.08, up 12% $s in millions Underlying, as applicable 2019 2018 2019 change from 2018 $/bps % Net interest income 4,614 $ 4,532 $ 82 $ 2 % Noninterest income 1,877 1,601 276 17 Total revenue 6,491 6,133 358 6 Noninterest expense 3,779 3,565 214 6 Net income available to common stockholders 1,735 $ 1,708 $ 27 $ 2 % Key performance metrics (1) Noninterest income as a % of total revenue 29% 26% 300 bps Efficiency ratio (1) 58.2 58.1 10 ROTCE (1) 12.8% 13.1% (30) bps Diluted EPS 3.84 $ 3.56 $ 0.28 $ 8 % Tangible book value 32.08 $ 28.73 $ 3.35 $ 12%

Highlights Net interest income Linked quarter: NII relatively stable as the benefit of 2% interest-earning asset growth was offset by the impact of the challenging rate environment on NIM NIM of 3.06% decreased 6 bps as a reduction in interest-earning asset yields tied to lower interest rates was only partially offset by lower deposits costs and a continued asset mix shift toward more attractive risk-adjusted categories Interest-bearing deposit costs were down 15 bps, reflecting strong pricing discipline Prior-year quarter: NII decreased 2% as 4% growth in interest-earning assets was more than offset by lower NIM given the challenging rate and yield curve environment NIM of 3.06% decreased 19 bps as the impact of lower short-term rates on loan yields and higher securities premium amortization tied to lower long-term interest rates was only partially offset by lower funding costs and the continued mix shift towards better-returning assets Net interest income $s in millions, except earning assets Average interest-earning assets Net interest income Net interest margin, FTE

Noninterest income Highlights Linked quarter: Record noninterest income of $494 million reflects record results in capital markets and FX & IRP and solid results in trust and investment services fees, offset by lower mortgage banking fees from record 3Q19 levels and a $7 million decrease tied to the 3Q19 lease transaction Mortgage banking fees of $80 million decreased $37 million, or 32%, from record 3Q19 levels, reflecting the impact of higher long-term rates and seasonality Record capital markets fees of $66 million increased $27 million, reflecting higher syndication fees, M&A and advisory and underwriting activity Record FX & IRP fees of $49 million were up $14 million, driven by increased client activity and a favorable credit-valuation (CVA) benefit Other income declined from higher 3Q19 levels that included $7 million related to the lease transaction Prior-year quarter: Record Underlying noninterest income up 16% with strength in mortgage banking, record results in capital markets and FX & IRP fees and solid performance in trust and investment services fees Mortgage banking fees up $25 million, largely driven by higher origination volumes Capital markets fees increased $21 million driven by higher underwriting fees and M&A advisory fees, partially offset by lower syndication fees Trust and investment services fees increased $9 million, or 21% FX & IRP fees were up $15 million driven by the benefit of increased client activity and a favorable CVA benefit $s in millions See pages 37-38 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including “Underlying” results. “Underlying” results exclude the impact of notable items described on page 29. See page 29 for noninterest expense reported results detail and page 3 for efficiency ratio reported results. Underlying noninterest income(1)

$s in millions Noninterest expense Highlights Linked quarter: Underlying noninterest expense decreased $5 million from higher 3Q19 levels that included $10 million related to the lease transaction Salaries and employee benefits decreased $7 million, or 1%, reflecting the impact of efficiency initiatives and lower incentive compensation FTEs relatively stable at ~18,000 Outside services up $8 million, or 7%, largely reflecting the impact of higher retail loan origination activity and seasonality Other operating expense declined $6 million from higher 3Q19 levels that included a $10 million lease restructuring impact Efficiency ratio of 58.0% remained relatively stable despite challenging rate environment Prior-year quarter: Underlying noninterest expense up $43 million, or 5%, reflecting the impact of ongoing investments in growth initiatives as well as continued expense discipline Salaries and benefits up $19 million, or 4%, reflecting the impact of annual merit increases, investments in growth initiatives and higher revenue-based incentives Equipment and software expense up $9 million, or 7%, and Underlying occupancy up $4 million, or 5%, reflecting investments in growth initiatives Outside services expense up $6 million, or 5%, reflecting higher consumer loan and deposit origination volumes and technology initiatives See pages 37-38 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including “Underlying” results. “Underlying” results exclude the impact of notable items described on page 29. See page 29 for noninterest expense reported results detail and page 3 for efficiency ratio reported results. Underlying efficiency ratio(1)

Average loans and leases Highlights YoY loan growth á 3% á 3% á 3% Total core Total core retail Total core commercial Total core commercial loans and leases Total core retail loans (2) Linked quarter: Core loans and leases up $1.7 billion, or 1.5%; up 1.8% before the impact of 4Q19 loan sales activity tied to our balance sheet optimization strategies Core retail loans up $1.0 billion, or 2%, as growth in residential mortgage, education and unsecured offset the impact of loan sales and lower home equity Core commercial loans increased $706 million, reflecting growth in C&I and commercial real estate, given geographic, product and client-focused expansion strategies, partially offset by planned reductions in leasing Period-end core loans increased $1.3 billion, or 1.1%; up 2.1% before the impact of loan sale activity Prior-year quarter: Core loans and leases up $3.5 billion, or 3% Core retail loans up $1.9 billion, or 3%, reflecting strength in residential mortgage, education and unsecured, partially offset by lower home equity and planned reductions in auto Core commercial up $1.6 billion, or 3%, with strength in C&I and commercial real estate, partially offset by planned reductions in leasing Period-end core loans increased $2.9 billion, or 3% See pages 37-38 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including “Underlying” results. “Underlying” results exclude the impact of notable items described on page 29. $s in billions

Linked quarter: Total deposits up $1.7 billion, or 1% Growth in money market, demand deposits, savings and checking with interest, largely offset by a decrease in term deposits Citizens Access® deposits of $5.8 billion at quarter end Total deposit costs and cost of funds down 12 bps, reflecting proactive pricing discipline and the benefit of lower rates; interest-bearing deposits costs down 15 bps Prior-year quarter: Total deposits up $7.9 billion, or 7% Reflects growth in money market accounts, savings, checking with interest, term deposits and demand deposits Total deposit costs increased 1 bp, reflecting growth in interest-bearing deposits partially offset by the benefit of lower rates Total cost of funds decreased 7 bps, given improved funding mix from deposit growth and the benefit of lower rates Average funding and cost of funds Highlights $s in billions Average interest-bearing liabilities and DDA Total long-term borrowings Fed funds, repo, ST borrowed funds Term deposits Checking with interest DDA Money market & savings

Credit quality remains strong(1) $s in millions (2) Nonperforming loans Allowance for loan and lease losses Highlights Provision for credit losses, net charge-offs Provision for credit losses Total net c/os Net c/o ratio Core c/o ratio Overall credit quality remains strong across retail and commercial NPLs to total loans and leases ratio of 0.59% improved from 0.63% in 3Q19 and 0.66% in 4Q18 NPLs of $703 million decreased $34 million, or 5%, QoQ, reflecting a $36 million decrease in commercial, partially offset by a $2 million increase in retail; NPLs decreased $63 million, or 8% YoY Net charge-offs increased $9 million QoQ, as a $14 million increase in retail reflecting seasonally higher losses in auto and continued seasoning in retail growth portfolios was partially offset by a $5 million decrease in commercial Provision for credit losses of $110 million compares with $101 million in 3Q19 and $85 million 4Q18, reflecting several modest losses in commercial and the impact of continued seasoning in retail growth portfolios Allowance to total loans and leases of 1.05% remained relatively stable Allowance to NPL coverage ratio(1) of 178% improved from 171% 3Q19 and 162% in 4Q18 See pages 37-38 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including “Underlying” results. “Underlying” results exclude the impact of notable items described on page 29.

Capital levels remain at the higher end of the range for regional peers 4Q19 CET1 ratio of 10.0% decreased 30 bps from 3Q19 LDR of 95.0% compares with 94.5% in 3Q19 2019 Capital Plan reflects further commitment towards prudent return of capital Increased quarterly common dividend by 8% in 1Q20 Repurchased 10.9 million shares of common stock at a weighted-average price of $36.68 in 4Q19 Total capital returned to shareholders, including common dividends was $558 million in 4Q19 Capital and liquidity remain strong Highlights Capital Ratio trend Loan-to-deposit ratio(2) See pages 37-38 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including “Underlying” results. “Underlying” results exclude the impact of notable items described on page 29.

Current Expected Credit Loss (“CECL”) standard implementation Estimated 1/1/2020 Day-1 cumulative impact of CECL implementation: Net increase to allowance for credit losses of ~30%-35%;~22-25 bp reduction of CET1 on a fully-phased in basis Expect an increase in retail reserves tied to longer-duration loans, partially offset by a decrease tied to commercial loans Capital impact to be phased in by 1/1/2023 at 25% per year, commencing 1/1/2020 Expect to provide final Day-1 impact in the 2019 Form 10-K Estimated Day-2 post-implementation impact of CECL: 2020 Provision expense ~$475-$575 million; net charge-offs ~$475-$525 million Variables that could introduce heightened volatility to provision estimates under CECL include: Ability to accurately predict macroeconomic conditions over a longer time horizon Variances to rate and composition of loan growth and overall portfolio size and mix Future forecasting expected to be complex and involve a combination of leading and lagging indicators combined with management judgement which will likely increase variability of quarterly and annual results CECL methodology and key variables Macroeconomic forecast Adjusted Moody’s consensus forecast Market-based forward interest rate curves Reasonable & supportable forecast period 2-year Reversion period and approach 1-year Straight-line 30-year average variable Key macroeconomic variables Real GDP Unemployment rate Case-Schiller Home Price Index Total of 9 variables utilized CECL methodology and key variables Macroeconomic forecast Reversion period & approach Key macroeconomic variables Reasonable & supportable forecast period Adjusted Moody’s consensus forecast Market-based forward interest rate curves 1-year Straight-line Reversion to 30-year historical average variables Real GDP Unemployment rate Case-Schiller Home Price Index Total of 9 major variables utilized, with hundreds of individual inputs 2-year Proprietary macroeconomic forecast is underpinned by Moody’s consensus forecast supplemented with adjustments based on alternate economic scenarios Estimates subject to change based on continuing review of models and assumptions, portfolio performance, changes in forecasted macroeconomic conditions and loan mix

4Q19 YoY Strategic initiatives update

		Initiative	Update
Fee growth	Consumer	▪ Enhance mortgage platform	▪ Strong mortgage banking fees; originations up 95% and gain on sale margins improved 15 bps
		▪ Expand wealth	▪ Strength in trust and investment services fees, up 21%; Managed money revenue up 18%; AUM up 120%, 26% excluding Clarfeld
	Commercial	▪ Expand Capital & Global Markets capabilities	▪ Increased loan syndication lead-left positions by 11%[(1)] ▪ Record Capital Markets fees, up 47%, with M&A fees up 61% ▪ Record FX & IRP fees, up 44%
		▪ Build out Treasury Solutions	▪ Completed on-boarding of clients to accessOPTIMA™, new real-time treasury management platform
Foundational		▪ Strong execution of TOP 5 program – achieved ~$125 million YE2019 pre-tax run-rate benefit ▪ Transformational TOP 6 program well underway, with a target of ~$300-$325 million in pre-tax run-rate benefit by year-end 2021 ▪ Agile transformation mobilized with ~84 business and technology pods	
Balance Sheet Optimization		▪ Grow more attractive risk-adjusted return portfolios	▪ Consumer - core education, personal unsecured and merchant financing up 17%; Commercial - continue to recycle capital toward better-return relationships
		▪ Reposition select portfolios	▪ Retail non-core loans down 24%; auto down 1% with yields up 42 bps ▪ Asset Finance down 11%; yields up 7 bps ▪ $1.1 billion of lower-return mortgages sold early 1Q20
		▪ Optimize deposit mix	▪ Proactive IBD pricing, down 15 bps QoQ vs. down 6 bps in 3Q19; Strong DDA performance, with average Consumer DDA balances up 2% QoQ and up 3% YoY

Strategic & business highlights

Group

- #2 rated financial institution and #16 overall on Forbes' 2019 list of America's Best Employers for New Graduates
- Announced second year of Leadership-level national partnership with Feeding America to combat hunger

Consumer

- Launched new merchant partnership program with Microsoft - Xbox All Access, distributed through Amazon
- Clarfeld Financial Advisors ranked top-40 on Barron's 2019 Top Registered Investment Advisor Firm list

Commercial

- #6 Overall Middle Market lead/joint lead bookrunner[(2)]; #3 based on number of transactions
- Winner of Aite Group's 2019 Impact Innovation Award for customer experience in cash management and payments by a U.S. bank
- Initiated new Citizens Business Conditions Index™ measuring U.S. business growth and employment

See pages 37-38 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including "Underlying" results. "Underlying" results exclude the impact of notable items described on page 29.

Citizens Financial Group, Inc.™ 16

Update: TOP 6 Program transformation initiatives

$s in millions

TOP 6 Program well underway; no change to expected benefits of ~$300-$325 million in pre-tax run-rate impact by YE2021

> With ~$175-$225 million by YE2020

> ‘Notable’ pre-tax cost estimate of ~$75 million in 2020, will seek further offsets

	Transformational Program	
	YE2020	YE2021
Targeted pre-tax run-rate	~$100-$125	~$200-$225

Select Examples

Advance next-gen IT

Modernize infrastructure and platforms and transform technology delivery approach

- Implement next-gen API-enabled cloud native architecture
- Execute through proactive, customer-centric, Agile ways of working
- Further enhance engineering talent and tools

Redesign go-to-market operating model

Significantly enhance ability to innovate, adapt and deliver for customers through agile ways of working

- Empower cross-functional network of teams with a clear mission and strategy
- Shorten cycles for product and technology changes through iterative test and learn approach
- Enable a customer-focused, entrepreneurial approach
- Improve speed to market for new products, services and experiences

	Traditional TOP Program	
	YE2020	YE2021
Targeted pre-tax run-rate	~$75-$100	~$100+

Efficiency initiatives ~65%

- Accelerate retail network transformation
- Redesign wealth operations
- Further organizational simplification

Revenue initiatives ~35%

- Targeted C&I geographic expansion
- Deploy new pricing optimization engines
- Launched enhanced personalization & retention tools through digital channels

Efficiency and productivity benefits expected to fund future investments in growth

17

Update: Strategic revenue initiatives

Launching current wave of strategic revenue initiatives designed to add new capabilities and customers and position the bank well for future top-line growth

- Planned initial investment of ~$40 million pre-tax in 2020, with ~70% capex/30% opex
  - Will be funded by TOP run-rate benefits
  - Focused on innovative ways to attract and serve customers, drive new revenue pools
  - Expect ~1% contribution to ROTCE by 2024 if successfully executed
  - Investment will be paced based on macro-economic conditions and competitive environment

Selected examples

Expanding Citizens Access®	▪ Leverage platform to deepen existing national customer relationships and expand our customer base ▪ Expand product set in bundles, first wave currently expected to launch by YE2020
Integrating digital offerings for small business customers	▪ Expand offerings to small business and lower middle market customers through a simple, self-service, integrated and fully-digital platform ▪ Helping clients run their business more efficiently through timely and relevant insights and tools and enabling frictionless deposits and lending
Reinventing the payment experience at point of sale	▪ Building on successful experience with merchant finance partnerships to expand into new verticals and innovate disruptive capabilities at POS ▪ Deepening relationships with target customer segments by creating a unique value proposition to help customers responsibly spend on larger-ticket items

18

Key performance drivers into 2020 and beyond Success will be driven by what got us here today Growth mindset with continued investments for the future Customer-focused culture Strong and experienced board and leadership team, best-in-class talent Proven execution ability and commitment to excellence in every dimension Long-term positioning to deliver earnings growth and attractive returns with prudent risk appetite and active capital management Confident that we can continue to perform well and drive toward becoming a top performing regional bank that delivers well for its stakeholders Enterprise-wide initiatives drive performance improvement TOP - Rigorous efficiency and revenue growth program to drive performance and allow self-funding of investments BSO - Recycle capital into better-return growth and relationship categories, optimize deposits Innovating to source new customers and revenue streams through strategic revenue initiatives and continued execution of growth strategies Building fee capabilities organically and through targeted acquisitions Relentless focus on expense base through customer journeys, agile development and process automation Significant investments in new technologies, data analytics, seamless integration of digital and physical distribution, customer experience and broadening capabilities Reaffirm medium-term ROTCE target of ~14-16%; see appendix page 25

Underlying FY2019 performance vs. guidance(1)(2)

Results reflect strong execution against targets through a challenging yield curve environment

	Underlying FY2019 guidance vs. Underlying 2018	Underlying 2019 results vs. Underlying 2018	
Net interest income, net interest margin	▪ Net interest income growth of ~5-6.5% ▪ NIM up low-to-mid single digit bps, reflecting benefit of balance sheet optimization	▪ Net interest income growth of 2% ▪ NIM decrease of 6 bps given challenging yield curve environment	✗ ✗
Noninterest income	▪ ~11-13% noninterest income growth; ~4-6% excluding impact of FAMC/CFA	▪ Growth in noninterest income of 17.2%; 8.5% excluding impact of acquisitions	✓
Expense growth & efficiency ratio	▪ Expense growth of ~5.5-6.25%; ~3-3.5% excluding the impact of FAMC/CFA ▪ Target ~1% improvement in efficiency ratio; ~1.5%+ excluding FAMC/CFA	▪ Expense growth of 6.0%; 3.6% excluding impact of acquisitions ▪ Efficiency ratio improved 0.1% to 58.2%; 0.2% excluding acquisitions	✓ ✗
Credit trends, tax rate	▪ Provision expense ~$400-450 million ▪ Tax rate of ~22.75%	▪ Provision expense of $393 million ▪ Tax rate of 22.0%	✓ ✓
Balance sheet growth	▪ ~3-5% average loan and interest-earning asset growth	▪ 4% average loan growth ▪ 4% average interest-earning asset growth	✓ ✓
Capital, liquidity and funding	▪ Targeting FY19 dividend payout ratio of ~30-35% ▪ Year-end Basel III common equity tier 1 ratio ~10.2%	▪ Dividend payout ratio of 35%, common stock buyback of $1.22 billion ▪ Year-end Basel III common equity tier 1 ratio of 10.0%	✓ ✓
Key economic assumptions	▪ YE 2019: fed funds rate of ~2.25-2.50% ▪ 10-year Treasury rate of ~2.75-3% range ▪ Full-year GDP growth in the ~2-2.5% range ▪ YE 2019 unemployment rate ~3.5-3.75% range	▪ YE 2019: fed funds target rate of 1.50-1.75% ▪ 10-year Treasury rate of 1.92% ▪ Full-year GDP growth of 2.1% 3Q YOY ▪ YE 2019 unemployment rate of 3.5%	✗ ✗ ✓ ✓

See pages 37-38 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including "Underlying" results. "Underlying" results exclude the impact of notable items described on page 29.

Citizens Financial Group, Inc.

20

FY2020 outlook

	Underlying 2019[1]	2020 expectations vs. Underlying 2019[1]
Net interest income, NIM	▪ $4,614 million net interest income ▪ 3.16% NIM; down 6 bps vs. prior year	▪ Net interest income growth of ~1-2% ▪ NIM decline broadly consistent with 2019; stable/modestly up over course of 2020 from 4Q19 level
Noninterest income	▪ $1,877 million noninterest income	▪ Noninterest income growth of ~4.0-5.5%
Operating leverage, efficiency ratio	▪ $3,779 million noninterest expense ▪ 58.2% efficiency ratio	▪ Expense growth of ~1.75-2.75% ▪ Target positive operating leverage & stable efficiency ratio
Credit trends, tax rate	▪ $430 million net charge-offs ▪ $393 million provision expense ▪ 22.0% tax rate	▪ Net charge-offs ~$475-$525 million ▪ Provision expense ~$475-$575 million ▪ Tax rate of ~22% *Please reference slide 15 for important factors that could influence provision outlook under CECL accounting standard*
Balance sheet growth	▪ $117.9 billion average loans (excluding LHFS) ▪ $146.8 billion average interest-earning assets	▪ ~3-4% average loan and interest-earning asset growth
Capital, liquidity and funding	▪ 35% dividend payout ratio; common stock buyback of $1.22 billion ▪ 10.0% CET1 ratio[3]	▪ Targeting FY20 dividend payout ratio at the upper end of ~35-40% range ▪ Year-end Basel III common equity tier 1 ratio ~9.75-10.0%[2]
Key economic assumptions	▪ YE 2019: fed funds target rate of 1.50-1.75% ▪ 10-year Treasury rate of 1.92% ▪ Full-year GDP growth of 2.1% 3Q YOY	▪ YE 2020: fed funds rate of ~1.50-1.75% ▪ 10-year Treasury rate of ~1.75-2.25% range ▪ Full-year GDP growth in the ~2-2.5% range

> Expect to record notable items of ~$75 million pre-tax in 2020 not reflected in the above

See pages 37-38 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including "Underlying" results. "Underlying" results exclude the impact of notable items described on page 29.

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1Q20 outlook See pages 37-38 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including “Underlying” results. “Underlying” results exclude the impact of notable items described on page 29. (2) (1) (1)

Key messages Citizens continues to execute well and deliver for stakeholders 4Q19 results reflect the benefit of diversified business model Record fee income reflects the build out of fee businesses Average loan growth of 3% YoY, up 4% before loan sales activity Deposits up 7% YoY; deposit cost discipline continues, up 1 bp YoY; down 12 bps QoQ; IBD down 15bps QoQ EPS growth of 1% YoY on Underlying basis(1) 12.5% ROTCE on Underlying basis; 58.0% efficiency ratio on Underlying basis(1) TBV/share of $32.08 up 12% YoY; 8% common dividend increase in 1Q20 Full-year 2019 results demonstrate continued good progress Underlying revenue up 6%, excluding Acquisitions up 3%(1) Underlying EPS growth of 8%(1) Good progress across the board in delivering on strategic initiatives Strong momentum in fee income, led by strong mortgage banking and wealth fees, record results in capital markets and FX & IRP Significant progress in advancing new technology initiatives, including new cash management platform, and moving to pilot phase of new mobile platform in Consumer Capital and credit position remains robust 10.0% CET1 ratio(2) allows for organic loan growth and attractive returns to shareholders Credit quality remains strong across retail and commercial Continue to deliver on TOP programs, with outperformance on TOP 5 and strong early progress on TOP 6 expected to: Transform how we operate and deliver for customers and colleagues Drive meaningful efficiency improvement and fund additional growth & innovation investments to drive medium-term revenue growth See pages 37-38 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including “Underlying” results. “Underlying” results exclude the impact of notable items described on page 29.

Appendix

Medium-term financial targets[1]

Medium-term financial targets			
ROTCE	Efficiency Ratio	CET1	Dividend payout ratio
~14-16%	~54%	~9.75-10.00%	~35-40%

Economic assumptions

- Real GDP growth: ~2.0% annually
- No Fed Funds rate changes in 2020; bias towards modest Fed moves in 2021/22. Expect modest curve steepening
- Unemployment rate: ~3.5%

See pages 37-38 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including "Underlying" results. "Underlying" results exclude the impact of notable items described on page 29.

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Average loans $s in billions Average deposits $s in billions Year-over-Year Underlying results(1) Pre-provision profit $s in millions Return on average total tangible assets Net income available to common shareholders and EPS $s in millions, except per share data Return on average tangible common equity á 3% á 7% â 1% â 10 bps â 6% $0.98 $0.99 See pages 37-38 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including “Underlying” results. “Underlying” results exclude the impact of notable items described on page 29. á 1% â 162 bps

Average loans $s in billions Average deposits $s in billions Linked-quarter Underlying results(1) Pre-provision profit $s in millions Return on average total tangible assets Net income available to common shareholders and EPS $s in millions, except per share data Return on average tangible common equity á 1% á 1% á 1% â 2 bps â 1% $0.98 $0.99 See pages 37-38 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including “Underlying” results. “Underlying” results exclude the impact of notable items described on page 29. á 1% â 9 bps

Full year Underlying results(1) Pre-provision profit $s in millions Return on average total tangible assets Net income available to common shareholders and EPS $s in millions, except per share data Return on average tangible common equity á 6% Average loans $s in billions Average deposits $s in billions á 4% á 6% $3.56 â 1 bps â 30 bps $3.84 á 8% á 2% See pages 37-38 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including “Underlying” results. “Underlying” results exclude the impact of notable items described on page 29.

Notable Items(1) 2019 quarterly and fourth quarter 2018 results reflect notable items related to integration costs primarily tied to the August 1, 2018 Franklin American Mortgage Company (“FAMC”) acquisition. Fourth quarter and full year 2019 and 2018 results also reflect costs related to strategic initiatives. Fourth quarter 2019 results also include a tax benefit largely tied to legacy tax matters. Fourth quarter 2018 results also include the impact of a further benefit resulting from December 2017 Tax Legislation, partially offset by other notable items primarily associated with TOP and real estate efficiency initiatives. These notable items have been excluded from reported results to better reflect Underlying operating results. Total estimated after-tax FAMC integration costs are expected to be in the $40-$45 million range, with the integration substantially complete by second quarter 2020. Cumulative after-tax integration costs related to FAMC totaled $30 million through the end of fourth quarter 2019. See pages 37-38 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including “Underlying” results. “Underlying” results exclude the impact of notable items described above. Cumulative after-tax Notable Items - integration costs 4Q19 3Q19 4Q18 FY2019 FY2018 integration costs ($s in millions, except per share data) Pre-tax After-tax EPS Pre-tax After-tax EPS Pre-tax After-tax EPS Pre-tax After-tax EPS Pre-tax After-tax EPS FAMC Other Total Noninterest income $0 $0 $0 $0 $0 $0 $-4 $-3 $-0.01 $0 $0 $0 $-4 $-3 $-0.01 $-3 $0 $-3 Salaries & benefits 0 0 0 -1 -1 0 -4 -3 -0.01 -4 -3 -0.01 -9 -7 -0.02 -10 0 -10 Equipment and software expense -1 -1 0 0 0 0 0 0 0 -1 -1 0 0 0 0 -1 0 -1 Outside services -1 -1 0 -3 -2 -0.01 -5 -4 -0.01 -13 -10 -0.02 -6 -5 -0.01 -12 -3 -15 Occupancy 0 0 0 0 0 0 -2 -1 0 0 0 0 -2 -1 0 -1 0 -1 Other expense 0 0 0 0 0 0 -1 -1 0 0 0 0 -4 -3 -0.01 -3 0 -3 Noninterest expense $-2 $-2 $0 $-4 $-3 $-0.01 $-12 $-9 $-0.02 $-18 $-14 $-0.03 $-21 $-16 $-0.04 $-27 $-3 $-30 Total Integration costs $-2 $-2 $0 $-4 $-3 $-0.01 $-16 $-12 $-0.03 $-18 $-14 $-0.03 $-25 $-19 $-0.05 $-30 $-3 $-33 Other notable items - primarily tax and TOP 4Q19 3Q19 4Q18 FY2019 FY2018 ($s in millions, except per share data) Pre-tax After-tax EPS Pre-tax After-tax EPS Pre-tax After-tax EPS Pre-tax After-tax EPS Pre-tax After-tax EPS Tax notable items $0 $24 $0.06 $0 $10 $24 $0.02 $0.06 $0 $29 $24 $0.06 $0 $34 $0.08 $0 $29 $-0.06 Other notable items - TOP & other actions Noninterest income $0 $0 $0 $0 $0 $0 $-1 $-1 $0 $0 $0 $0 $-1 $-1 $0 Salaries & benefits -6 -5 -0.01 -4 -3 -5 -0.01 -0.01 -2 -2 -5 -0.01 -10 -8 -0.02 -2 -2 -0.01 Equipment and software expense -2 -1 0 0 0 -1 0 0 -3 -2 -1 0 -2 -1 0 -3 -2 0 Outside services -19 -14 -0.03 -11 -8 -14 -0.02 -0.03 -14 -11 -14 -0.02 -30 -22 -0.05 -14 -11 -0.02 Occupancy -8 -6 -6 -0.01 0 0 -6 0 -14 -10 -6 -0.02 -8 -6 -0.01 -14 -10 -0.02 Other expense 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 Noninterest expense $-35 $-26 $-0.05 $-15 $-11 $-26 $-0.03 $-33 $-25 $-26 $-0.05 $-50 $-37 $-0.08 $-33 $-25 $-0.05 Total other notable items $-35 $-2 $0 $-15 $-1 $0 $-34 $3 $0.01 $-50 $-3 $-0.01 $-34 $3 $0.01 Total notable items $-37 $-4 $-0.01 $-19 $-4 $-0.01 $-50 $-9 $-0.02 $-68 $-17 $-0.03 $-59 $-16 $-0.04

GAAP noninterest income and noninterest expense summary $s in millions

Key performance metrics, Non-GAAP financial measures and reconciliations $s in millions, except share, per share and ratio data

Key performance metrics, Non-GAAP financial measures and reconciliations $s in millions, except share, per share and ratio data

Key performance metrics, Non-GAAP financial measures and reconciliations $s in millions, except share, per share and ratio data

Key performance metrics, Non-GAAP financial measures and reconciliations $s in millions, except share, per share and ratio data

$s in millions, except share, per share and ratio data Key performance metrics, Non-GAAP financial measures and reconciliations

Key performance metrics, Non-GAAP financial measures and reconciliations – Underlying excluding Acquisitions $s in millions, except share, per share and ratio data

Notes

Notes on Key Performance Metrics and Non-GAAP Financial Measures

See important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, at the beginning and end of this presentation for an explanation of our use of these metrics and non-GAAP financial measures and their reconciliations to GAAP financial measures. "Underlying" or "Adjusted" results exclude the impact of notable items. Where there is a reference to Underlying results in a paragraph or table, all measures that follow these references are on the same basis, when applicable. References to "Underlying results before the impact of Acquisitions" exclude the impact acquisitions that occurred after second quarter 2018 and notable items, as applicable.

4Q19, 3Q19, 2Q19 and 1Q19 after-tax notable items include the $2 million, $4 million, $5 million and $4 million, respectively, after-tax impact of notable items primarily tied to the integration of FAMC. 4Q19 results also include a $24 million tax benefit largely tied to legacy tax matters. 4Q18 after-tax notable items include the $29 million impact of a further benefit resulting from December 2017 Tax Legislation, partially offset by other notable items primarily associated with our TOP 5 efficiency initiatives, as well as the $12 million after-tax impact of other notable items associated with the FAMC integration. 3Q18 reported results reflect the $7 million after-tax impact of notable items associated with the FAMC integration.

General Notes

a) References to net interest margin are on a fully taxable equivalent ("FTE") basis. In 1Q19, Citizens changed its quarterly presentation of net interest income and net interest margin (NIM). Consistent with our understanding of general peer practice, the Company simplified the calculation of its reported NIM to equal net interest income, annualized based on the actual number of days in the period, divided by average total interest earning assets for the period. Under the Company's prior methodology, NIM was calculated using the difference between the annualized yield on average total interest-earning assets and total interest-bearing liabilities for the period. The Company also began presenting both net interest income and NIM on an FTE basis. Prior periods have been revised consistent with the current presentation.
b) Beginning in the first quarter of 2019, borrowed funds balances and the associated interest expense are based on original maturity. Prior periods have been adjusted to conform with the current period presentation.
c) References to "Underlying results before the impact of Acquisitions" exclude the impact of acquisitions occurring after 2Q18 and notable items, as applicable.
d) Throughout this presentation, references to consolidated and/or commercial loans and loan growth include leases. Loans held for sale are also referred to as LHFS.
e) Select totals may not sum due to rounding.
f) Current period regulatory capital ratios based on Basel III standardized approach are preliminary.
g) Any mention of EPS refers to diluted EPS.
h) Throughout this presentation, references to balance sheet items are on an average basis and loans exclude held for sale unless otherwise noted.

Notes on slide 3 - GAAP financial Summary
1) See above note on key performance metrics and non-GAAP financial measures.
2) See above general note a).
3) In 3Q18, we revised our method of calculating the loan-to-deposit ratio to exclude loans held for sale, consistent with general industry practice. Prior periods have been adjusted to conform with current period presentation.
4) Full-time equivalent employees.

Notes on slide 5 - Highlights
1) See above note on key performance metrics and non-GAAP financial measures.
2) See above general note h).
3) See above general note f).

Notes on slide 6 - 4Q19 Underlying financial summary
1) See above note on key performance metrics and non-GAAP financial measures.

Notes on slide 7 - 2019 Underlying financial summary
1) See above note on key performance metrics and non-GAAP financial measures.

Notes on slide 9 - Noninterest income
1) See above note on key performance metrics and non-GAAP financial measures.

Notes on slide 10 - Noninterest expense
1) See above note on key performance metrics and non-GAAP financial measures.

Notes on slide 11 - Average loans and leases
1) See above general note e).
2) Non-core loans are primarily liquidating loan and lease portfolios inconsistent with our strategic priorities, generally as a result of geographic location, industry, product type or risk level and are included in Other.

Notes on slide 13 - Credit quality remains strong
1) Beginning in the fourth quarter of 2019, nonperforming balances exclude both fully and partially guaranteed residential mortgage loans sold to Ginnie Mae for which the Company has the right, but not the obligation, to repurchase. Prior periods have been adjusted to exclude partially guaranteed amounts to conform with the current period presentation.
2) Allowance for loan and lease losses to nonperforming loans and leases.

Notes on slide 14 - Capital and liquidity remain strong
1) See above general note f).
2) Period-end loan-to-deposit ratio, excluding loans held for sale.

Notes on slide 16 - 4Q19 YoY Strategic initiatives update
1) Trailing twelve-month trailing balance.
2) Thomson Reuters LPC, Loan syndication league table ranking for the prior twelve months as of 4Q19 based on number of deals for Overall U.S. Middle Market (defined as Borrower Revenues < $500 million and Deal Size < $500 million).

Notes on slide 20 - Underlying FY2019 performance vs. guidance
1) See above note on key performance metrics and non-GAAP financial measures.
2) Guidance as provided on January 18, 2019 4Q18 earnings call.

Citizens Financial Group, Inc.™

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Notes on slide 21 – FY2020 outlook See above note on key performance metrics and non-GAAP financial measures. Includes an impact of approximately 10 basis points to the CET1 ratio related to the increase in risk weighting on mortgage servicing assets to 250% from 100% based on an interagency rule approved by the FDIC Board on May 28, 2019 with an effective date of April 1, 2020. See above general note f). Notes on slide 22 – 1Q20 outlook See above note on key performance metrics and non-GAAP financial measures See above general note f). Notes on slide 23 – Key messages See above note on key performance metrics and non-GAAP financial measures. See above general note f). Notes on slide 25 – Medium–term financial targets 1) See above note on key performance metrics and non-GAAP financial measures. Notes on slide 26 – Year-over-Year Underlying results See above note on key performance metrics and non-GAAP financial measures. Notes on slide 27 – Linked-quarter Underlying results See above note on key performance metrics and non-GAAP financial measures. Notes on slide 28 – Full year Underlying results See above note on key performance metrics and non-GAAP financial measures. Notes on slide 29 – Notable items See above note on key performance metrics and non-GAAP financial measures. Notes continued